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                                                                   Exhibit 32(a)

                                  CERTIFICATION

 Certification of Principal Executive Officer pursuant to 18 U.S.C. Section 1350

         I hereby certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that the accompanying Form 10-Q of Virginia Commerce Bancorp, Inc. (the "Company") for the quarterly period ended June 30, 2005 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and that the information contained in this Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


     /s/ Peter A. Converse
     ---------------------
     Chief Executive Officer
     Date: August 4, 2005